Exhibit 10.34

March 29, 2009

Dr. Gerald Burnett
202 Camino Al Lago
Atherton, CA 94027

Avistar Communications Corporation
1875 South Grant Street, 10th Floor
San Mateo, CA 94112

To Whom It May Concern:

If needed, I, Dr. Gerald Burnett, will fund Avistar Communications Corporation thru March 31, 2010 with the same mechanism, dollar amount and terms that currently secures Avistar’s existing $10.0 million revolving line of credit that terminates on December 21, 2009.

/s/ Gerald Burnett

Dr. Gerald Burnett